UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2022

Plains All American Pipeline, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14569	76-0582150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Clay Street, Suite 1600, Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 713-646-4100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	PAA	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 26, 2022, the board of directors (the “Board”) of Plains All American Pipeline, L.P.’s (the “Registrant”) general partner, PAA GP Holdings LLC (the “Company”), appointed, effective August 15, 2022, Ellen R. DeSanctis as an independent member of the Board serving in Class I. She will also serve as a member of the Audit Committee and Health, Safety, Environmental and Sustainability Committee. The Board has responsibility for managing the business and affairs of the Registrant and of Plains GP Holdings, L.P. (“PAGP”).

Ms. DeSanctis has over 40 years of industry experience, most recently serving as Senior Vice President of Corporate Relations for ConocoPhillips, where she worked from 2012 until her retirement in 2022. She previously held various positions relating to corporate communications and strategic development and planning for a number of upstream energy companies, including Petrohawk Energy Corporation, Rosetta Resources, Burlington Resources and ARCO. She also serves as a member of the board of directors of St. Agnes Academy in Houston and served as past chair of the Girl Scouts of San Jacinto Council. Ms. DeSanctis has a BA in Geology from Princeton University and an MBA from UCLA.

Consistent with our compensation program for non-employee directors, Ms. DeSanctis will receive an annual cash retainer of $115,000 for service as a Board member and an additional retainer of $15,000 for service on the Audit Committee. She will also receive an annual grant of phantom Class A Shares of PAGP having a market value on the date of grant equal to approximately $125,000 (based on a volume weighted average price for the 10-trading day period beginning five days before and ending five days after the ex-dividend date immediately preceding the date of grant). These annual grants will vest (become payable in Class A Shares of PAGP) one year from the date of grant and include associated distribution equivalent rights.

Item 7.01.	Regulation FD Disclosure.

In accordance with General Instruction B.2 of Form 8-K, the information presented under this Item 7.01 shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.

On July 27, 2022, the Registrant issued a press release announcing the appointment of Ms. DeSanctis to the Board of the Company. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 –	Press Release dated July 27, 2022.
Exhibit 104 –	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS ALL AMERICAN PIPELINE, L.P.

Date: July 28, 2022	By:	PAA GP LLC, its general partner
	By:	Plains AAP, L.P., its sole member
	By:	Plains All American GP LLC, its general partner
	By:	Plains GP Holdings, L.P., its sole member
	By:	PAA GP Holdings LLC, its general partner

	By:	/s/ Richard McGee
		Name:	Richard McGee
		Title:	Executive Vice President

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